UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

Liberty Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40883	86-3485220
(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street

Suite 500

Miami, Florida 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-305-809-7217

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	LIBYU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	LIBY	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LIBYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

As previously disclosed, Liberty Resources Acquisition Corp., a Delaware corporation (the “Company”), held a virtual special meeting of its shareholders on April 18, 2023 (the “Special Meeting”) at which the Company shareholders entitled to vote at the Special Meeting (the “Shareholders”) authorized the Company to enter into Amendment No. 1 (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated November 8, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to which the Trust Agreement would be amended to allow the Company to extend, from May 8, 2023 (the “Original Deadline”) to February 8, 2024 (the “Outside Date”) the date on which either the Company must have completed its initial business combination or Continental must liquidate the underlying trust account. On April 27, 2023, the Company and Continental entered into the Trust Agreement Amendment.

The foregoing summary is qualified by the full text of the Trust Agreement Amendment, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Amendment of Certificate of Incorporation

As previously disclosed and as described in Item 5.03, which description is incorporated herein by reference, at the Special Meeting the Shareholders approved the First Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Charter Amendment”). On April 27, 2023, the Company filed the Charter Amendment with the Delaware Secretary of State.

Item 5.03.	Articles of Incorporation or Bylaws.

As previously disclosed, at the Special Meeting the Shareholders authorized the Company to enter into and file with the Delaware Secretary of State the Charter Amendment, pursuant to which the Company has the right to extend the Original Deadline by up to 9 1-month extensions to the Outside Date as the date by which the Company either consummates a business combination or ceases its operations and redeems or repurchases all common stock of the Company issued in its initial public offering. On April 27, 2023, the Company filed the Charter Amendment with the Delaware Secretary of State.

The foregoing summary is qualified by the full text of the Charter Amendment, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit

3.1	First Amendment to the Amended and Restated Certificate of Incorporation. (1)
10.1	Amendment No. 1 to Investment Management Trust Agreement. (2)
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

(1)       Incorporated by reference to the Company’s Form 8-K, filed with the SEC on April 21, 2023

(2)       Incorporated by reference to the Company’s Form 8-K, filed with the SEC on April 21, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY RESOURCES ACQUISITION CORP.

Date: April 28, 2023	By:	/s/ Dato’ Khalid Bin Hj Ahmad
Dato’ Khalid Bin Hj Ahmad
Chief Financial Officer